UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                FORM N-CSR

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-07177

Name of Fund: Merrill Lynch Mid Cap Value Opportunities Fund of
              The Asset Program, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
       Officer, Merrill Lynch Mid Cap Value Opportunities Fund of The Asset Program, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 01/31/06

Date of reporting period: 02/01/05 - 01/31/06

Item 1 -   Report to Stockholders


Merrill Lynch
Mid Cap Value
Opportunities Fund
Of The Asset Program, Inc.


Annual Report
January 31, 2006


(BULL LOGO) Merrill Lynch Investment Managers www.mlim.ml.com


Mercury Advisors
A Division of Merrill Lynch Investment Managers www.mercury.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available
(1) without charge, upon request, by calling toll-free 1-800-637-3863; (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's
Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com; and
(2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


Merrill Lynch Mid Cap Value Opportunities Fund of
The Asset Program, Inc.
Box 9011
Princeton, NJ
08543-9011


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Merrill Lynch Mid Cap Value Opportunities Fund



Announcement to Shareholders


On February 15, 2006, BlackRock, Inc. ("BlackRock") and Merrill Lynch & Co., Inc. ("Merrill Lynch") entered into an agreement to merge Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. and certain affiliates (including Fund Asset Management, L.P. and Merrill Lynch Investment Managers International Limited), and BlackRock to create a new independent company that will be one of the world's largest asset management firms with nearly $1 trillion in assets under management (based on combined assets under management as of December 31, 2005). The transaction is expected to close in the third quarter of 2006, at which time the new company will operate under the BlackRock name. As a result of the above transaction, the combined company is expected to become the investment adviser of the Fund, contingent upon the approval of the Fund's Board of Directors and Fund shareholders.



Portfolio Information as of January 31, 2006


                                               Percent of
Ten Largest Equity Holdings                    Net Assets

Anixter International, Inc.                       2.7%
TJX Cos., Inc.                                    2.6
Convergys Corp.                                   2.5
Conseco, Inc.                                     2.5
Novell, Inc.                                      2.4
Sovereign Bancorp, Inc.                           2.0
Medicis Pharmaceutical Corp. Class A              2.0
Allied Waste Industries, Inc.                     2.0
E*Trade Financial Corp.                           2.0
BEA Systems, Inc.                                 1.9




                                               Percent of
Five Largest Industries                        Net Assets

Oil, Gas & Consumable Fuels                       9.5%
Software                                          5.9
Specialty Retail                                  5.9
IT Services                                       5.5
Commercial Banks                                  5.4



                                               Percent of
                                                 Total
Sector Representation                         Investments

Financials                                        19.1%
Information Technology                            16.1
Energy                                            11.6
Industrials                                       10.5
Consumer Discretionary                            10.4
Health Care                                        7.7
Utilities                                          3.8
Materials                                          2.8
Telecommunication Services                         1.3
Consumer Staples                                   0.8
Other*                                            15.9

 * Includes portfolio holdings in short-term investments and certain exchange-traded funds.

   For Fund compliance purposes, the Fund's industry and sector classifications refer to any one or more of the industry and sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry and sector sub-classifications for reporting ease.



MERRILL LYNCH MID CAP VALUE OPPORTUNITIES FUND                 JANUARY 31, 2006



A Letter From the President


Dear Shareholder

After "muddling through" most of 2005, the financial markets saw increased volatility in January that resulted in a roller coaster of highs and lows for stocks and a similar ride for bonds. In the end, the major market indexes managed to post positive returns for the current reporting period:


Total Returns as of January 31, 2006                                  6-month        12-month
U.S. equities (Standard & Poor's 500 Index)                            + 4.68%        +10.38%
Small cap U.S. equities (Russell 2000 Index)                           + 8.50         +18.89
International equities (MSCI Europe, Australasia, Far East Index)      +18.31         +22.76
Fixed income (Lehman Brothers Aggregate Bond Index)                    + 0.84         + 1.80
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)         + 1.33         + 2.83
High yield bonds (Credit Suisse High Yield Index)                      + 1.40         + 3.59


The Federal Reserve Board (the Fed) advanced its monetary tightening campaign with eight quarter-point interest rate hikes in 2005 and another on January 31, 2006. This brought the federal funds rate to 4.5%. Notably, Ben Bernanke replaced Alan Greenspan as Fed chairman in January, a month after the central bank removed the critical word "measured" from the description of its interest rate-hiking program. Still, most observers expect another rate increase in March.

Stocks recorded their third straight year of positive performance in 2005 despite struggling amid rising interest rates, record-high oil prices and a devastating hurricane season. U.S. equities found support in strong corporate earnings, low core inflation and healthy company balance sheets. Strength in the global economy and non-U.S. equity markets helped, as did robust dividend-distribution, share-buyback and merger-and-acquisition activity. International markets, in the meantime, continued to benefit from strong economic statistics, trade surpluses and solid finances.

In the U.S. bond market, short-term interest rates continued to move higher as longer-term rates advanced more moderately, resulting in a flattening yield curve. We saw the curve invert temporarily at the end of December and again at the end of January into early February, with the two-year Treasury note offering a slightly higher yield than the 10-year note.

Looking ahead, the largest questions center on the Fed's future moves, the consumer's ability (or inability) to continue spending, the direction of the U.S. dollar following a year of appreciation and the potential for continued strong economic and corporate earnings growth. As you consider how these factors might impact your investments in 2006, we encourage you to review your goals with your financial advisor and to make portfolio changes, as needed. For additional insight and timely "food for thought" for investors, we also invite you to visit Shareholder magazine at www.mlim.ml.com/shareholdermagazine. As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to continuing to serve your investment needs.



Sincerely,



(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
President and Director



MERRILL LYNCH MID CAP VALUE OPPORTUNITIES FUND                 JANUARY 31, 2006



A Discussion With Your Fund's Portfolio Manager


In a period of outperformance for mid cap stocks overall, the Fund was successfully able to achieve results exceeding those of its benchmark and its comparable Lipper category average.


How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended January 31, 2006, Merrill Lynch Mid Cap Value Opportunities Fund's Class A, Class B, Class C, Class I and Class R Shares had total returns of +23.66%, +22.69%, +22.65%, +23.90% and +23.26%, respectively.
(Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 and 7 of this report to shareholders.) For the same period, the benchmark Standard & Poor's (S&P) MidCap 400 Index returned +22.31% and the Lipper Mid Cap Value Funds category had an average return of +17.32%. (Funds in this Lipper category invest primarily in stocks of mid-capitalization companies that are considered to be undervalued relative to a major unmanaged stock index.)

The major equity indexes struggled in the early months of the fiscal year. Investor concerns centered on a weak U.S. dollar, interest rate hikes by the Federal Reserve Board (the Fed) and fears that earnings growth had peaked. In May through July, market sentiment turned more favorable, as acquisition announcements, a resilient U.S. consumer and solid corporate profit growth boosted equities. The summer rally was short lived, however, as the markets declined amid the uncertainty created in the aftermath of Hurricanes Katrina and Rita. The stock market regained its footing in the final months of 2005, bolstered by still favorable earnings and better-than-expected third quarter gross domestic product growth. Market volatility was pronounced in January, the final month of the Fund's fiscal year, which ultimately resulted in positive returns for the major equity indexes.

Mid cap stocks represented the market "sweet spot" during the 12-month reporting period, outpacing the +19.40% return of the small cap S&P 600 Index and the +10.38% return of the large cap S&P 500 Index. This outperformance was attributable to the favorable earnings for mid cap companies, and was further supported by a pickup in consolidation activity. Leveraged buyouts continued at a robust pace, and the size of these deals increased with greater assets and increased coordination among private equity firms. Several of the Fund's investments this year were the subject of such consolidation activity.

We are pleased with the Fund's ability to surpass its benchmark during a period of exceptional performance for mid cap stocks overall. Our stock selection and sector allocation decisions were both positive contributors to investment performance. The Fund was near fully invested throughout the year, reflecting our efforts to take complete advantage of the market's appreciation potential.


What factors most influenced Fund performance?

The Fund benefited most from our overweighted investments in the energy sector and favorable stock picking in the volatile information technology sector.
In absolute terms, energy was the portfolio's top-performing sector over the 12-month period. Higher oil prices improved the fortunes of all stocks in the energy sector and caused an increase in merger-and-acquisition activity. Within the information technology sector, the contribution was more the result of positive company-specific factors affecting the portfolio's largest technology investments.

The Fund's strongest individual contributors during the year were King Pharmaceuticals, Inc., a specialty pharmaceutical company; Novell, Inc., a provider of network and Internet directory software and services; and E*Trade Financial Corp., an online broker and provider of financial services.

Hindering performance relative to the S&P 400 MidCap Index was stock selection in the consumer discretionary and consumer staples sectors, and to a lesser extent, our positions in the financial services sector. The stock that detracted most from relative results was a consumer staples name, ConAgra Foods, Inc., a leading producer of packaged and frozen foods that declined due to weaker operating results.



MERRILL LYNCH MID CAP VALUE OPPORTUNITIES FUND                 JANUARY 31, 2006



What changes were made to the portfolio during the period?

In our last report to shareholders dated July 31, 2005, we discussed changes made to our positions in the industrials sector. Specifically, in the first six months of the fiscal year, we added several engineering and construction names to the portfolio, consistent with our positive view on companies involved in construction and services for the energy sector. Since then, our investment thesis has played out. Engineering and construction companies fared well as energy prices increased, and capital spending was applied to upgrade productive capacity. Another unanticipated positive for these companies was the massive rebuilding efforts that ensued in the aftermath of Hurricanes Katrina and Rita. All of these factors led to strong stock price appreciation, which we viewed as an opportunity to take profits.

With the proceeds, we shifted our industrials exposure into trucking and logistics providers, which had declined to attractive levels as fuel costs surged following Hurricane Katrina. In making purchases, we focused on larger players with the ability to implement fuel surcharges. JB Hunt Transport Services, Inc., a national truckload carrier, and Ryder System, Inc., a transportation and logistics provider, are two recent additions to the portfolio. Both companies have repurchase plans under way and fundamentals that appear to be improving.

Other notable changes during the past year included the addition of pulp and paper stocks, an area where we expect to see better pricing and tight capacity. Koch Forest Products recently acquired Georgia-Pacific Corp., a portfolio holding, for cash. We applied the proceeds from this transaction to our purchase of Smurfit-Stone Container Corp., an integrated manufacturer of paper and packaging products. We also increased exposure to financial services stocks, as we believe the Fed is nearing the end of its interest rate-tightening cycle. And with the onset of the winter heating season, we shifted some focus in the energy sector to the natural gas segment. Additions in the energy sector included Cabot Oil & Gas Corp. and Newfield Exploration Co.

For some time, we have highlighted the challenges facing specialty pharmaceutical companies, particularly related to patent expirations and generic competition. As we expected, large companies such as King
Pharmaceuticals, Inc. were able to respond with licensing agreements to strengthen their competitive position. Thus, we have taken some profits in specialty pharmaceutical stocks and continue to look for compelling opportunities in healthcare.

As mentioned earlier, another dynamic during the past year centered on increased consolidation. Several Fund holdings were the subject of merger-and-acquisition activity. In one of the largest leveraged buyouts of the year, private investment firm Silver Lake Partners announced plans to acquire SunGard Data Systems, Inc., a provider of investment support systems. Additionally, software provider Ascential Software Corp. was acquired by IBM; Unocal Corp., an oil and gas exploration and production company, was acquired by Chevron Corp; and Georgia-Pacific was acquired by Koch Forest Products.


How would you characterize the Fund's position at the close of the period?

Relative to the S&P MidCap 400 Index, the Fund ended the period most overweight in the information technology and energy sectors, and most underweight in consumer discretionary and health care. On January 31, 2006, the Fund's leading exposure in absolute terms was financial services at 18.9% of net assets, followed by information technology at 18.7% and energy at 12.4%.

We believe that mid cap stocks should continue to find support as leveraged buyouts and consolidation activity are expected to continue at a robust pace in 2006. At the same time, we are cognizant of the potential for slower U.S. economic growth and a near-term peak in corporate profits. In general, we remain focused on companies in the $2 billion to $5 billion market cap range, where we believe investment opportunities are most plentiful.


R. Elise Baum, CFA
Vice President and Portfolio Manager


February 6, 2006



MERRILL LYNCH MID CAP VALUE OPPORTUNITIES FUND                 JANUARY 31, 2006



Performance Data


About Fund Performance


Investors are able to purchase shares of the Fund through multiple pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and an account maintenance fee of 0.25% per year (but no distribution fee).

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after 6 years. In addition, Class B Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. These shares automatically convert to Class A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

* Class C Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Effective December 28, 2005, Class I Shares are no longer subject to any front-end sales charge. Class I Shares bear no ongoing distribution or account maintenance fees and are available only to eligible investors. Had the sales charge been included, the Fund's Class I Shares' performance would have been lower.

* Class R Shares do not incur a maximum sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and an account maintenance fee of 0.25% per year. Class R Shares are available only to certain retirement plans. Prior to inception, Class R Share performance results are those of Class I Shares (which have no distribution or account maintenance fees) restated for Class R Share fees.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Performance results do not include the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Recent Performance Results
                                                               6-Month            12-Month          10-Year
As of January 31, 2006                                       Total Return       Total Return      Total Return
ML Mid Cap Value Opportunities Fund--Class A Shares*            +12.36%            +23.66%          +239.09%
ML Mid Cap Value Opportunities Fund--Class B Shares*            +11.99             +22.69           +217.43
ML Mid Cap Value Opportunities Fund--Class C Shares*            +12.01             +22.65           +211.83
ML Mid Cap Value Opportunities Fund--Class I Shares*            +12.60             +23.90           +247.68
ML Mid Cap Value Opportunities Fund--Class R Shares*            +12.26             +23.26           +232.21
S&P MidCap 400 Index**                                          + 9.04             +22.31           +299.20

 * Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date.

** This unmanaged Index is a market value-weighted index that consists of 400 domestic stocks and measures the performance of the mid-size company segment of the U.S. market.


MERRILL LYNCH MID CAP VALUE OPPORTUNITIES FUND                 JANUARY 31, 2006



Performance Data (concluded)


TOTAL RETURN BASED ON A $10,000 INVESTMENT

A line graph illustrating the growth of a $10,000 investment in ML Mid Cap Value Opportunities Fund++ Class A, Class B, Class C, Class I and Class R Shares* compared to a similar investment in S&P MidCap 400 Index++++. Values illustrated are as follows:


ML Mid Cap Value Opportunities Fund++
Class A Shares*

Date                                      Value

January 1996                            $ 9,475.00
January 1997                            $11,638.00
January 1998                            $13,603.00
January 1999                            $14,718.00
January 2000                            $15,063.00
January 2001                            $20,133.00
January 2002                            $22,209.00
January 2003                            $16,408.00
January 2004                            $23,217.00
January 2005                            $25,980.00
January 2006                            $32,129.00


ML Mid Cap Value Opportunities Fund++
Class B Shares*

Date                                      Value

January 1996                            $10,000.00
January 1997                            $12,179.00
January 1998                            $14,118.00
January 1999                            $15,151.00
January 2000                            $15,370.00
January 2001                            $20,366.00
January 2002                            $22,289.00
January 2003                            $16,326.00
January 2004                            $22,939.00
January 2005                            $25,669.00
January 2006                            $31,743.00


ML Mid Cap Value Opportunities Fund++
Class C Shares*

Date                                      Value

January 1996                            $10,000.00
January 1997                            $12,182.00
January 1998                            $14,123.00
January 1999                            $15,144.00
January 2000                            $15,353.00
January 2001                            $20,350.00
January 2002                            $22,260.00
January 2003                            $16,309.00
January 2004                            $22,899.00
January 2005                            $25,424.00
January 2006                            $31,183.00


ML Mid Cap Value Opportunities Fund++
Class I Shares*

Date                                      Value

January 1996                            $10,000.00
January 1997                            $12,320.00
January 1998                            $14,428.00
January 1999                            $15,656.00
January 2000                            $16,058.00
January 2001                            $21,520.00
January 2002                            $23,793.00
January 2003                            $17,626.00
January 2004                            $25,001.00
January 2005                            $28,061.00
January 2006                            $34,768.00


ML Mid Cap Value Opportunities Fund++
Class R Shares*

Date                                      Value

January 1996                            $10,000.00
January 1997                            $12,258.00
January 1998                            $14,285.00
January 1999                            $15,423.00
January 2000                            $15,740.00
January 2001                            $20,990.00
January 2002                            $23,091.00
January 2003                            $17,020.00
January 2004                            $24,134.00
January 2005                            $26,952.00
January 2006                            $33,221.00


S&P MidCap 400 Index++++
Date                                      Value

January 1996                            $10,000.00
January 1997                            $12,191.00
January 1998                            $15,243.00
January 1999                            $17,789.00
January 2000                            $20,636.00
January 2001                            $25,507.00
January 2002                            $24,672.00
January 2003                            $20,582.00
January 2004                            $29,376.00
January 2005                            $32,638.00
January 2006                            $39,920.00


   * Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

  ++ ML Mid Cap Value Opportunities Fund invests in common stocks of mid cap companies.

++++ This unmanaged Index is a market value-weighted index that consists of 400 domestic stocks and measures the performance of the mid-size company segment of the U.S. market.

     Past performance is not predictive of future results.



Average Annual Total Return


                                      Return Without     Return With
                                       Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 1/31/06                    +23.66%           +17.17%
Five Years Ended 1/31/06                  + 9.80            + 8.62
Ten Years Ended 1/31/06                   +12.99            +12.38



                                          Return            Return
                                       Without CDSC    With CDSC++++++
Class B Shares++

One Year Ended 1/31/06                    +22.69%           +18.69%
Five Years Ended 1/31/06                  + 8.93            + 8.65
Ten Years Ended 1/31/06                   +12.24            +12.24



                                          Return            Return
                                       Without CDSC    With CDSC++++++
Class C Shares++++

One Year Ended 1/31/06                    +22.65%           +21.65%
Five Years Ended 1/31/06                  + 8.91            + 8.91
Ten Years Ended 1/31/06                   +12.04            +12.04



Class I Shares                                              Return

One Year Ended 1/31/06                                      +23.90%
Five Years Ended 1/31/06                                    +10.07
Ten Years Ended 1/31/06                                     +13.27



Class R Shares                                              Return

One Year Ended 1/31/06                                      +23.26%
Five Years Ended 1/31/06                                    + 9.62
Ten Years Ended 1/31/06                                     +12.76


     * Maximum sales charge is 5.25%.

    ** Assuming maximum sales charge.

    ++ Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.

  ++++ Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

++++++ Assuming payment of applicable contingent deferred sales charge.



MERRILL LYNCH MID CAP VALUE OPPORTUNITIES FUND                 JANUARY 31, 2006



Disclosure of Expenses


Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on August 1, 2005 and held through January 31, 2006) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.


                                                                                                Expenses Paid
                                                              Beginning          Ending       During the Period*
                                                            Account Value    Account Value      August 1, 2005
                                                              August 1,       January 31,       to January 31,
                                                                 2005             2006               2006
Actual

Class A                                                         $1,000         $1,123.60            $ 6.87
Class B                                                         $1,000         $1,119.90            $11.07
Class C                                                         $1,000         $1,120.10            $11.13
Class I                                                         $1,000         $1,126.00            $ 5.53
Class R                                                         $1,000         $1,122.60            $ 8.22

Hypothetical (5% annual return before expenses)**

Class A                                                         $1,000         $1,019.03            $ 6.53
Class B                                                         $1,000         $1,015.05            $10.53
Class C                                                         $1,000         $1,015.00            $10.58
Class I                                                         $1,000         $1,020.30            $ 5.25
Class R                                                         $1,000         $1,017.75            $ 7.81


 * For each class of the Fund, expenses are equal to the annualized expense ratio for the class
   (1.27% for Class A, 2.05% for Class B, 2.06% for Class C, 1.02% for Class I and 1.52% for Class R),
   multiplied by the average account value over the period, multiplied by 186/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year divided by 365.


MERRILL LYNCH MID CAP VALUE OPPORTUNITIES FUND                 JANUARY 31, 2006



Schedule of Investments                                       (in U.S. dollars)


                                                        Shares
           Industry           Common Stocks               Held         Value

North America

Canada--1.6%

           Diversified Telecommunication
           Services--1.6%

           BCE, Inc.                                   281,500    $   6,815,115

           Total Common Stocks in Canada                              6,815,115


United States--87.1%

           Aerospace & Defense--2.2%

           Curtiss-Wright Corp.                         94,000        5,577,960
           Raytheon Co.                                104,800        4,293,656
                                                                  -------------
                                                                      9,871,616

           Air Freight & Logistics--1.0%

           Ryder System, Inc.                          102,100        4,563,870

           Biotechnology--2.6%

           Cephalon, Inc. (b)                           66,900        4,742,541
           Medimmune, Inc. (b)                         200,400        6,837,648
                                                                  -------------
                                                                     11,580,189

           Capital Markets--2.8%

           E*Trade Financial Corp. (b)                 369,300        8,785,647
           Janus Capital Group, Inc.                   184,000        3,843,760
                                                                  -------------
                                                                     12,629,407

           Commercial Banks--5.4%

           The Colonial BancGroup, Inc.                322,700        8,035,230
           Compass Bancshares, Inc.                    103,700        5,052,264
           First Midwest Bancorp, Inc.                 152,375        5,319,411
           TD Banknorth, Inc. (e)                      197,528        5,724,361
                                                                  -------------
                                                                     24,131,266

           Commercial Services
           & Supplies--4.2%

           Allied Waste Industries, Inc. (b)           972,900        8,843,661
           Cendant Corp.                               309,400        5,179,356
           Manpower, Inc. (e)                           86,300        4,645,529
                                                                  -------------
                                                                     18,668,546

           Communications
           Equipment--1.5%

           Andrew Corp. (b)                            518,100        6,719,757

           Containers
           & Packaging--1.2%

           Smurfit-Stone Container Corp. (b)           411,300        5,260,527

           Electric Utilities--1.5%

           Cinergy Corp.                               155,400        6,752,130

           Electronic Equipment
           & Instruments--5.4%

           Anixter International, Inc.                 262,900       12,169,641
           Ingram Micro, Inc. Class A (b)              334,000        6,462,900
           Tech Data Corp. (b)                         130,000        5,359,900
                                                                  -------------
                                                                     23,992,441



                                                        Shares
           Industry           Common Stocks               Held         Value

North America (continued)

United States (continued)

           Energy Equipment
           & Services--4.0%

           BJ Services Co. (e)                         188,100    $   7,616,169
           Diamond Offshore Drilling Inc.               30,900        2,622,483
           Rowan Cos., Inc. (e)                        171,500        7,688,345
                                                                  -------------
                                                                     17,926,997

           Food Products--0.9%

           Smithfield Foods, Inc. (b)                  150,500        4,039,420

           Gas Utilities--1.6%

           Questar Corp.                                89,300        7,276,164

           Health Care Providers
           & Services--1.9%

           Emdeon Corp. (b)                            416,443        3,889,578
           LifePoint Hospitals, Inc. (b)               105,400        3,251,590
           Tenet Healthcare Corp. (b)                  214,300        1,557,961
                                                                  -------------
                                                                      8,699,129

           Hotels, Restaurants
           & Leisure--1.3%

           Outback Steakhouse, Inc. (e)                121,000        5,593,830

           IT Services--5.5%

           Alliance Data Systems Corp. (b)              93,900        3,967,275
           The BISYS Group, Inc. (b)                   352,100        5,101,929
           Computer Sciences Corp. (b)                  78,700        3,990,090
           Convergys Corp. (b)(e)                      661,900       11,384,680
                                                                  -------------
                                                                     24,443,974

           Insurance--2.5%

           Conseco, Inc. (b)                           460,100       11,212,637

           Media--4.1%

           Interpublic Group of Cos., Inc. (b)         564,000        5,696,400
           Knight-Ridder, Inc. (e)                      90,800        5,652,300
           Liberty Global, Inc. (b)                     98,200        2,101,480
           Liberty Global, Inc. Series C (b)(e)        230,900        4,668,798
                                                                  -------------
                                                                     18,118,978

           Metals & Mining--2.1%

           Nucor Corp.                                  52,000        4,379,960
           Steel Dynamics, Inc.                        108,800        5,050,496
                                                                  -------------
                                                                      9,430,456

           Multiline Retail--0.9%

           Dollar Tree Stores, Inc. (b)                153,000        3,792,870

           Oil, Gas & Consumable
           Fuels--8.4%

           Cabot Oil & Gas Corp. Class A               155,100        7,998,507
           Murphy Oil Corp. (e)                        139,000        7,923,000
           Newfield Exploration Co. (b)                140,900        7,383,160
           Noble Energy, Inc.                          172,700        7,992,556
           Tesoro Corp.                                 83,800        6,072,986
                                                                  -------------
                                                                     37,370,209



MERRILL LYNCH MID CAP VALUE OPPORTUNITIES FUND                 JANUARY 31, 2006



Schedule of Investments (continued)                           (in U.S. dollars)


                                                        Shares
           Industry           Common Stocks               Held         Value

North America (concluded)

United States (concluded)

           Pharmaceuticals--3.0%

           King Pharmaceuticals, Inc. (b)              246,400    $   4,620,000
           Medicis Pharmaceutical Corp. Class A        287,400        8,883,534
                                                                  -------------
                                                                     13,503,534

           Real Estate--4.0%

           Equity Office Properties Trust (e)          187,000        5,950,340
           Friedman Billings Ramsey Group, Inc.
             Class A (e)                               451,900        5,233,002
           Rayonier, Inc.                              159,000        6,797,250
                                                                  -------------
                                                                     17,980,592

           Road & Rail--2.2%

           JB Hunt Transport Services, Inc.            273,200        6,502,160
           Swift Transportation Co., Inc. (b)          144,800        3,421,624
                                                                  -------------
                                                                      9,923,784

           Semiconductors & Semiconductor
           Equipment--0.4%

           Micron Technology, Inc. (b)                 130,900        1,921,612

           Software--5.9%

           BEA Systems, Inc. (b)                       829,400        8,600,878
           Hyperion Solutions Corp. (b)                 89,300        3,072,813
           Novell, Inc. (b)                          1,115,200       10,862,048
           TIBCO Software, Inc. (b)                    481,400        3,846,386
                                                                  -------------
                                                                     26,382,125

           Specialty Retail--5.9%

           Foot Locker, Inc.                           194,100        4,409,952
           The Gap, Inc.                               339,100        6,134,319
           RadioShack Corp. (e)                        193,000        4,284,600
           TJX Cos., Inc. (e)                          451,800       11,534,454
                                                                  -------------
                                                                     26,363,325

           Thrifts & Mortgage
           Finance--3.5%

           Sovereign Bancorp, Inc.                     415,800        9,064,440
           Webster Financial Corp.                     137,600        6,480,960
                                                                  -------------
                                                                     15,545,400

           Trading Companies
           & Distributors--1.2%

           United Rentals, Inc. (b)                    189,600        5,557,176

           Total Common Stocks in the
           United States                                            389,251,961

           Total Common Stocks in
           North America--88.7%                                     396,067,076



                                                        Shares
           Industry           Common Stocks               Held         Value

Western Europe

Netherlands--1.4%

           Construction &
           Engineering--1.4%

           Chicago Bridge & Iron Co. NV                197,500    $   6,092,875

           Total Common Stocks in the
           Netherlands                                                6,092,875


Switzerland--1.3%

           Biotechnology--1.3%

           Serono SA (a)                               315,800        6,009,674

           Total Common Stocks in
           Switzerland                                                6,009,674

           Total Common Stocks in
           Western Europe--2.7%                                      12,102,549

           Total Common Stocks
           (Cost--$336,979,380)--91.4%                              408,169,625



                             Exchange-Traded
                                  Funds

           iShares Russell 2000 Index Fund (e)          53,000        3,829,250
           iShares S&P SmallCap 600 Index
             Fund (e)                                   71,500        4,468,035
           Midcap SPDR Trust Series 1 (a)(e)            46,700        6,645,410
                                                                  -------------
                                                                     14,942,695

           Electric Utilities--1.3%

           iShares Dow Jones US
             Utilities Sector Index Fund (e)            71,600        5,610,576

           Oil, Gas & Consumable
           Fuels--1.1%

           iShares Goldman Sachs Natural
             Resources Index Fund (e)                   48,800        4,921,968

           Real Estate--0.6%

           iShares Dow Jones US
             Real Estate Index Fund (e)                 39,000        2,677,350

           Total Exchange-Traded Funds
           (Cost--$24,086,557)--6.3%                                 28,152,589



                                Short-Term          Beneficial
                                Securities            Interest

           Merrill Lynch Liquidity Series, LLC
             Cash Sweep Series I (c)               $11,662,075       11,662,075
           Merrill Lynch Liquidity Series, LLC
             Money Market Series (c)(d)             70,642,900       70,642,900

           Total Short-Term Securities
           (Cost--$82,304,975)--18.4%                                82,304,975

Total Investments (Cost--$443,370,912*)--116.1%                     518,627,189
Liabilities in Excess of Other Assets--(16.1%)                     (71,840,158)
                                                                  -------------
Net Assets--100.0%                                                $ 446,787,031
                                                                  =============



MERRILL LYNCH MID CAP VALUE OPPORTUNITIES FUND                 JANUARY 31, 2006



Schedule of Investments (concluded)                           (in U.S. dollars)


  * The cost and unrealized appreciation (depreciation) of investments as of January 31, 2006, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                  $   445,824,388
                                                    ===============
    Gross unrealized appreciation                   $    76,162,794
    Gross unrealized depreciation                       (3,359,993)
                                                    ---------------
    Net unrealized appreciation                     $    72,802,801
                                                    ===============


(a) Depositary Receipts.

(b) Non-income producing security.

(c) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

                                                  Net              Interest
    Affiliate                                   Activity            Income

    Merrill Lynch Liquidity Series, LLC
       Cash Sweep Series I                    $   847,602          $250,331
    Merrill Lynch Liquidity Series, LLC
       Money Market Series                    $22,677,950          $ 42,935


(d) Security was purchased with the cash proceeds from securities loans.

(e) Security, or a portion of security, is on loan.

  o For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

    See Notes to Financial Statements.



MERRILL LYNCH MID CAP VALUE OPPORTUNITIES FUND                 JANUARY 31, 2006


Statement of Assets and Liabilities

As of January 31, 2006
Assets

           Investments in unaffiliated securities, at value (including securities
           loaned of $68,769,141) (identified cost--$361,065,937)                                                 $   436,322,214
           Investments in affiliated securities, at value (identified cost--$82,304,975)                               82,304,975
           Cash                                                                                                           483,275
           Receivables:
               Securities sold                                                                 $     4,165,148
               Capital shares sold                                                                   1,105,542
               Dividends                                                                               218,934
               Securities lending                                                                        9,459          5,499,083
                                                                                               ---------------
           Prepaid expenses                                                                                                17,199
                                                                                                                  ---------------
           Total assets                                                                                               524,626,746
                                                                                                                  ---------------

Liabilities

           Collateral on securities loaned, at value                                                                   70,642,900
           Payables:
               Securities purchased                                                                  5,697,820
               Capital shares redeemed                                                                 772,911
               Investment adviser                                                                      246,444
               Distributor                                                                             213,132
               Other affiliates                                                                        181,940          7,112,247
                                                                                               ---------------
           Accrued expenses                                                                                                84,568
                                                                                                                  ---------------
           Total liabilities                                                                                           77,839,715
                                                                                                                  ---------------

Net Assets

           Net assets                                                                                             $   446,787,031
                                                                                                                  ===============

Net Assets Consist of

           Class A Shares of Capital Stock, $.10 par value, 40,000,000 shares authorized                          $       501,076
           Class B Shares of Capital Stock, $.10 par value, 40,000,000 shares authorized                                  598,519
           Class C Shares of Capital Stock, $.10 par value, 40,000,000 shares authorized                                  556,084
           Class I Shares of Capital Stock, $.10 par value, 20,000,000 shares authorized                                  577,863
           Class R Shares of Capital Stock, $.10 par value, 40,000,000 shares authorized                                   95,581
           Paid-in capital in excess of par                                                                           354,353,324
           Undistributed realized capital gains--net                                           $    14,848,307
           Unrealized appreciation--net                                                             75,256,277
                                                                                               ---------------
           Total accumulated earnings--net                                                                             90,104,584
                                                                                                                  ---------------
           Net Assets                                                                                             $   446,787,031
                                                                                                                  ===============

Net Asset Value

           Class A--Based on net assets of $98,343,272 and 5,010,763 shares outstanding                           $         19.63
                                                                                                                  ===============
           Class B--Based on net assets of $112,073,461 and 5,985,186 shares outstanding                          $         18.73
                                                                                                                  ===============
           Class C--Based on net assets of $103,468,401 and 5,560,838 shares outstanding                          $         18.61
                                                                                                                  ===============
           Class I--Based on net assets of $114,920,846 and 5,778,631 shares outstanding                          $         19.89
                                                                                                                  ===============
           Class R--Based on net assets of $17,981,051 and 955,808 shares outstanding                             $         18.81
                                                                                                                  ===============

           See Notes to Financial Statements.


MERRILL LYNCH MID CAP VALUE OPPORTUNITIES FUND                 JANUARY 31, 2006


Statement of Operations

For the Year Ended January 31, 2006
Investment Income

           Dividends (net of $35,416 foreign withholding tax)                                                     $     5,573,824
           Interest from affiliates                                                                                       250,331
           Securities lending--net                                                                                         42,935
                                                                                                                  ---------------
           Total income                                                                                                 5,867,090
                                                                                                                  ---------------

Expenses

           Investment advisory fees                                                            $     2,777,533
           Account maintenance and distribution fees--Class B                                        1,151,767
           Account maintenance and distribution fees--Class C                                          920,680
           Transfer agent fees--Class B                                                                316,848
           Transfer agent fees--Class I                                                                275,810
           Transfer agent fees--Class C                                                                259,495
           Account maintenance fees--Class A                                                           232,965
           Transfer agent fees--Class A                                                                224,680
           Accounting services                                                                         181,437
           Registration fees                                                                            79,992
           Custodian fees                                                                               68,760
           Professional fees                                                                            60,459
           Account maintenance and distribution fees--Class R                                           58,224
           Printing and shareholder reports                                                             55,180
           Transfer agent fees--Class R                                                                 28,185
           Directors' fees and expenses                                                                 22,894
           Pricing fees                                                                                  1,230
           Other                                                                                        35,072
                                                                                               ---------------
           Total expenses                                                                                               6,751,211
                                                                                                                  ---------------
           Investment loss--net                                                                                         (884,121)
                                                                                                                  ---------------

Realized & Unrealized Gain--Net

           Realized gain on investments--net                                                                           84,943,867
           Change in unrealized appreciation on investments--net                                                        6,930,357
                                                                                                                  ---------------
           Total realized and unrealized gain--net                                                                     91,874,224
                                                                                                                  ---------------
           Net Increase in Net Assets Resulting from Operations                                                   $    90,990,103
                                                                                                                  ===============

           See Notes to Financial Statements.


MERRILL LYNCH MID CAP VALUE OPPORTUNITIES FUND                 JANUARY 31, 2006


Statements of Changes in Net Assets
                                                                                                   For the Year Ended January 31,
Increase (Decrease) in Net Assets:                                                                   2006                2005
Operations

           Investment loss--net                                                                $     (884,121)    $   (2,316,973)
           Realized gain--net                                                                       84,943,867         37,752,452
           Change in unrealized appreciation--net                                                    6,930,357          8,837,274
                                                                                               ---------------    ---------------
           Net increase in net assets resulting from operations                                     90,990,103         44,272,753
                                                                                               ---------------    ---------------

Distributions to Shareholders

           Realized gain--net:
               Class A                                                                            (18,957,861)          (566,533)
               Class B                                                                            (19,783,802)          (916,167)
               Class C                                                                            (17,621,953)          (639,671)
               Class I                                                                            (19,951,209)          (811,437)
               Class R                                                                             (2,755,527)           (41,754)
                                                                                               ---------------    ---------------
           Net decrease in net assets resulting from distributions to shareholders                (79,070,352)        (2,975,562)
                                                                                               ---------------    ---------------

Capital Share Transactions

           Net increase in net assets derived from capital share transactions                          760,761         14,070,858
                                                                                               ---------------    ---------------

Net Assets

           Total increase in net assets                                                             12,680,512         55,368,049
           Beginning of year                                                                       434,106,519        378,738,470
                                                                                               ---------------    ---------------
           End of year                                                                         $   446,787,031    $   434,106,519
                                                                                               ===============    ===============

           See Notes to Financial Statements.


MERRILL LYNCH MID CAP VALUE OPPORTUNITIES FUND                 JANUARY 31, 2006


Financial Highlights
                                                                                             Class A

The following per share data and ratios have been derived                         For the Year Ended January 31,
from information provided in the financial statements.               2006         2005          2004         2003         2002
Per Share Operating Performance

           Net asset value, beginning of year                     $    19.33   $    17.39    $    12.29   $    17.04   $    16.14
                                                                  ----------   ----------    ----------   ----------   ----------
           Investment income (loss)--net**                               .03        (.04)         (.05)        (.04)         --++
           Realized and unrealized gain (loss)--net                     4.28         2.11          5.15       (4.40)         1.60
                                                                  ----------   ----------    ----------   ----------   ----------
           Total from investment operations                             4.31         2.07          5.10       (4.44)         1.60
                                                                  ----------   ----------    ----------   ----------   ----------
           Less distributions from realized gain--net                 (4.01)        (.13)            --        (.31)        (.70)
                                                                  ----------   ----------    ----------   ----------   ----------
           Net asset value, end of year                           $    19.63   $    19.33    $    17.39   $    12.29   $    17.04
                                                                  ==========   ==========    ==========   ==========   ==========

Total Investment Return*

           Based on net asset value per share                         23.66%       11.90%        41.50%     (26.12%)       10.31%
                                                                  ==========   ==========    ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses                                                    1.26%        1.26%         1.34%        1.37%        1.36%
                                                                  ==========   ==========    ==========   ==========   ==========
           Investment income (loss)--net                                .13%       (.20%)        (.34%)       (.26%)       (.02%)
                                                                  ==========   ==========    ==========   ==========   ==========

Supplemental Data

           Net assets, end of year (in thousands)                 $   98,343   $   85,184    $   62,061   $   31,504   $   36,225
                                                                  ==========   ==========    ==========   ==========   ==========
           Portfolio turnover                                        109.99%       82.43%        86.16%       73.90%       98.94%
                                                                  ==========   ==========    ==========   ==========   ==========

             * Total investment returns exclude the effects of sales charges.

            ** Based on average shares outstanding.

            ++ Amount is less than $(.01) per share.

               See Notes to Financial Statements.


MERRILL LYNCH MID CAP VALUE OPPORTUNITIES FUND                 JANUARY 31, 2006


Financial Highlights (continued)
                                                                                             Class B

The following per share data and ratios have been derived                         For the Year Ended January 31,
from information provided in the financial statements.               2006         2005          2004         2003         2002
Per Share Operating Performance

           Net asset value, beginning of year                     $    18.43   $    16.72    $    11.90   $    16.64   $    15.86
                                                                  ----------   ----------    ----------   ----------   ----------
           Investment loss--net**                                      (.13)        (.17)         (.16)        (.15)        (.12)
           Realized and unrealized gain (loss)--net                     4.09         2.01          4.98       (4.29)         1.56
                                                                  ----------   ----------    ----------   ----------   ----------
           Total from investment operations                             3.96         1.84          4.82       (4.44)         1.44
                                                                  ----------   ----------    ----------   ----------   ----------
           Less distributions from realized gain--net                 (3.66)        (.13)            --        (.30)        (.66)
                                                                  ----------   ----------    ----------   ----------   ----------
           Net asset value, end of year                           $    18.73   $    18.43    $    16.72   $    11.90   $    16.64
                                                                  ==========   ==========    ==========   ==========   ==========

Total Investment Return*

           Based on net asset value per share                         22.69%       11.00%        40.50%     (26.75%)        9.45%
                                                                  ==========   ==========    ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses                                                    2.04%        2.05%         2.15%        2.17%        2.17%
                                                                  ==========   ==========    ==========   ==========   ==========
           Investment loss--net                                       (.67%)       (.99%)       (1.14%)      (1.05%)       (.78%)
                                                                  ==========   ==========    ==========   ==========   ==========

Supplemental Data

           Net assets, end of year (in thousands)                 $  112,073   $  125,145    $  139,610   $  115,748   $  162,316
                                                                  ==========   ==========    ==========   ==========   ==========
           Portfolio turnover                                        109.99%       82.43%        86.16%       73.90%       98.94%
                                                                  ==========   ==========    ==========   ==========   ==========

             * Total investment returns exclude the effects of sales charges.

            ** Based on average shares outstanding.

               See Notes to Financial Statements.



MERRILL LYNCH MID CAP VALUE OPPORTUNITIES FUND                 JANUARY 31, 2006


Financial Highlights (continued)
                                                                                             Class C

The following per share data and ratios have been derived                         For the Year Ended January 31,
from information provided in the financial statements.               2006         2005          2004         2003         2002
Per Share Operating Performance

           Net asset value, beginning of year                     $    18.39   $    16.68    $    11.88   $    16.61   $    15.84
                                                                  ----------   ----------    ----------   ----------   ----------
           Investment loss--net**                                      (.13)        (.18)         (.16)        (.15)        (.12)
           Realized and unrealized gain (loss)--net                     4.07         2.02          4.96       (4.27)         1.55
                                                                  ----------   ----------    ----------   ----------   ----------
           Total from investment operations                             3.94         1.84          4.80       (4.42)         1.43
                                                                  ----------   ----------    ----------   ----------   ----------
           Less distributions from realized gain--net                 (3.72)        (.13)            --        (.31)        (.66)
                                                                  ----------   ----------    ----------   ----------   ----------
           Net asset value, end of year                           $    18.61   $    18.39    $    16.68   $    11.88   $    16.61
                                                                  ==========   ==========    ==========   ==========   ==========

Total Investment Return*

           Based on net asset value per share                         22.65%       11.03%        40.40%     (26.73%)        9.38%
                                                                  ==========   ==========    ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses                                                    2.05%        2.06%         2.16%        2.19%        2.19%
                                                                  ==========   ==========    ==========   ==========   ==========
           Investment loss--net                                       (.67%)      (1.00%)       (1.15%)      (1.07%)       (.79%)
                                                                  ==========   ==========    ==========   ==========   ==========

Supplemental Data

           Net assets, end of year (in thousands)                 $  103,468   $   89,771    $   84,755   $   67,233   $   80,227
                                                                  ==========   ==========    ==========   ==========   ==========
           Portfolio turnover                                        109.99%       82.43%        86.16%       73.90%       98.94%
                                                                  ==========   ==========    ==========   ==========   ==========

             * Total investment returns exclude the effects of sales charges.

            ** Based on average shares outstanding.

               See Notes to Financial Statements.


MERRILL LYNCH MID CAP VALUE OPPORTUNITIES FUND                 JANUARY 31, 2006


Financial Highlights (continued)
                                                                                             Class I

The following per share data and ratios have been derived                         For the Year Ended January 31,
from information provided in the financial statements.               2006         2005          2004         2003         2002
Per Share Operating Performance

           Net asset value, beginning of year                     $    19.58   $    17.56    $    12.38   $    17.12   $    16.20
                                                                  ----------   ----------    ----------   ----------   ----------
           Investment income (loss)--net**                               .07          .01         (.01)         --++          .03
           Realized and unrealized gain (loss)--net                     4.34         2.14          5.19       (4.42)         1.62
                                                                  ----------   ----------    ----------   ----------   ----------
           Total from investment operations                             4.41         2.15          5.18       (4.42)         1.65
                                                                  ----------   ----------    ----------   ----------   ----------
           Less distributions from realized gain--net                 (4.10)        (.13)            --        (.32)        (.73)
                                                                  ----------   ----------    ----------   ----------   ----------
           Net asset value, end of year                           $    19.89   $    19.58    $    17.56   $    12.38   $    17.12
                                                                  ==========   ==========    ==========   ==========   ==========

Total Investment Return*

           Based on net asset value per share                         23.90%       12.24%        41.84%     (25.92%)       10.56%
                                                                  ==========   ==========    ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses                                                    1.01%        1.01%         1.09%        1.12%        1.10%
                                                                  ==========   ==========    ==========   ==========   ==========
           Investment income (loss)--net                                .34%         .04%        (.09%)       (.01%)         .19%
                                                                  ==========   ==========    ==========   ==========   ==========

Supplemental Data

           Net assets, end of year (in thousands)                 $  114,921   $  126,651    $   91,845   $   59,125   $   72,570
                                                                  ==========   ==========    ==========   ==========   ==========
           Portfolio turnover                                        109.99%       82.43%        86.16%       73.90%       98.94%
                                                                  ==========   ==========    ==========   ==========   ==========

             * Total investment returns exclude the effects of sales charges. Effective December 28, 2005,
               Class I Shares are no longer subject to any front-end sales charge.

            ** Based on average shares outstanding.

            ++ Amount is less than $(.01) per share.

               See Notes to Financial Statements.


MERRILL LYNCH MID CAP VALUE OPPORTUNITIES FUND                 JANUARY 31, 2006


Financial Highlights (concluded)
                                                                                                    Class R

                                                                                                                 For the Period
                                                                                        For the Year Ended     February 4, 2003++
The following per share data and ratios have been derived                                  January 31,           to January 31,
from information provided in the financial statements.                                 2006             2005          2004


Per Share Operating Performance

           Net asset value, beginning of period                                    $      18.71     $      16.87     $      11.81
                                                                                   ------------     ------------     ------------
           Investment loss--net**                                                         (.02)            (.08)            (.09)
           Realized and unrealized gain--net                                               4.11             2.05             5.15
                                                                                   ------------     ------------     ------------
           Total from investment operations                                                4.09             1.97             5.06
                                                                                   ------------     ------------     ------------
           Less distributions from realized gain--net                                    (3.99)            (.13)               --
                                                                                   ------------     ------------     ------------
           Net asset value, end of period                                          $      18.81     $      18.71     $      16.87
                                                                                   ============     ============     ============

Total Investment Return

           Based on net asset value per share                                            23.26%           11.68%        42.85%+++
                                                                                   ============     ============     ============

Ratios to Average Net Assets

           Expenses                                                                       1.51%            1.51%           1.53%*
                                                                                   ============     ============     ============
           Investment loss--net                                                          (.11%)           (.45%)          (.58%)*
                                                                                   ============     ============     ============

Supplemental Data

           Net assets, end of period (in thousands)                                $     17,981     $      7,356     $        467
                                                                                   ============     ============     ============
           Portfolio turnover                                                           109.99%           82.43%           86.16%
                                                                                   ============     ============     ============

            *  Annualized.

           **  Based on average shares outstanding.

           ++  Commencement of operations.

          +++  Aggregate total investment return.

               See Notes to Financial Statements.


MERRILL LYNCH MID CAP VALUE OPPORTUNITIES FUND                 JANUARY 31, 2006



Notes to Financial Statements


1. Significant Accounting Policies:
Merrill Lynch Mid Cap Value Opportunities Fund, (the "Fund") is a series of
The Asset Program, Inc. (the "Program"), which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund offers multiple classes of shares. Effective December 28, 2005, Class I Shares are no longer subject to any front-end sales charge. Class A Shares are sold with a front-end sales charge.
Shares of Class B and C may be subject to a contingent deferred sales charge. Class I Shares are sold only to certain eligible investors. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B, Class C and Class R Shares bear certain expenses related to the account maintenance of such shares, and Class B, Class C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders may vote on certain changes to the Class A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.



MERRILL LYNCH MID CAP VALUE OPPORTUNITIES FUND                 JANUARY 31, 2006



Notes to Financial Statements (continued)


(b) Derivative financial instruments--The Fund may engage in various portfolio strategies both to increase the return of the Fund and to hedge, or protect its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar-denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Forward foreign exchange contracts--The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Fund invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.



MERRILL LYNCH MID CAP VALUE OPPORTUNITIES FUND                 JANUARY 31, 2006



Notes to Financial Statements (continued)


(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finders, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(i) Reclassification--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $884,121 has been reclassified between undistributed net realized capital gains and accumulated net investment loss as a result of a permanent difference attributable to a net operating loss. This reclassification has no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner of MLIM. The Program has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of .65% of the average net assets of the Fund. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

Pursuant to the Distribution Plans adopted by the Program in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                             Account
                                         Maintenance       Distribution
                                                 Fee                Fee

Class A                                         .25%                 --
Class B                                         .25%               .75%
Class C                                         .25%               .75%
Class R                                         .25%               .25%



MERRILL LYNCH MID CAP VALUE OPPORTUNITIES FUND                 JANUARY 31, 2006



Notes to Financial Statements (continued)


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of MLIM, also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B, Class C and Class R shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B, Class C and Class R shareholders.

For the year ended January 31, 2006, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:

                                                FAMD             MLPF&S

Class A                                      $ 3,355           $ 41,824
Class I                                      $    40           $    363


For the year ended January 31, 2006, MLPF&S received contingent deferred sales charges of $136,394 and $3,933 relating to transactions in Class B and Class C Shares, respectively.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. As of January 31, 2006, the Fund lent securities with a value of $11,893,858 to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. For the year ended January 31, 2006, MLIM, LLC received $18,625 in securities lending agent fees.

In addition, MLPF&S received $179,829 in commissions on the execution of portfolio security transactions for the Fund for the year ended January 31, 2006.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Program's transfer agent.

For the year ended January 31, 2006, the Fund reimbursed MLIM $11,255 for certain accounting services.

Certain officers and/or directors of the Program are officers and/or directors of MLIM, MLAM U.K., FDS, PSI, FAMD, ML & Co., and/or MLIM, LLC.

In February 2006, ML & Co. and BlackRock, Inc. entered into an agreement to merge ML & Co.'s investment management business, including MLIM, with the investment management business of BlackRock, Inc. The transaction is expected to close in the third quarter of 2006.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended January 31, 2006 were $464,028,547 and $545,270,642, respectively.


4. Capital Share Transactions:
Net increase in net assets derived from capital share transactions were $760,761 and $14,070,858 for the years ended January 31, 2006 and January 31, 2005, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Year                                      Dollar
Ended January 31, 2006                        Shares             Amount

Shares sold                                1,032,545    $    20,549,444
Automatic conversion of shares               623,681         12,627,661
Shares issued to shareholders in
   reinvestment of distributions             901,960         17,064,915
                                     ---------------    ---------------
Total issued                               2,558,186         50,242,020
Shares redeemed                          (1,953,199)       (38,573,512)
                                     ---------------    ---------------
Net increase                                 604,987    $    11,668,508
                                     ===============    ===============



Class A Shares for the Year                                      Dollar
Ended January 31, 2005                        Shares             Amount

Shares sold                                1,298,739    $    23,735,475
Automatic conversion of shares               617,029         11,257,665
Shares issued to shareholders in
   reinvestment of distributions              27,545            538,231
                                     ---------------    ---------------
Total issued                               1,943,313         35,531,371
Shares redeemed                          (1,105,597)       (20,336,916)
                                     ---------------    ---------------
Net increase                                 837,716    $    15,194,455
                                     ===============    ===============



MERRILL LYNCH MID CAP VALUE OPPORTUNITIES FUND                 JANUARY 31, 2006



Notes to Financial Statements (continued)


Class B Shares for the Year                                      Dollar
Ended January 31, 2006                        Shares             Amount

Shares sold                                  626,157    $    11,871,896
Shares issued to shareholders in
   reinvestment of distributions             968,838         17,469,232
                                     ---------------    ---------------
Total issued                               1,594,995         29,341,128
                                     ---------------    ---------------
Shares redeemed                          (1,745,575)       (33,100,238)
Automatic conversion of shares             (654,092)       (12,627,661)
                                     ---------------    ---------------
Total redeemed                           (2,399,667)       (45,727,899)
                                     ---------------    ---------------
Net decrease                               (804,672)    $  (16,386,771)
                                     ===============    ===============



Class B Shares for the Year                                      Dollar
Ended January 31, 2005                        Shares             Amount

Shares sold                                  870,574    $    15,160,268
Shares issued to shareholders in
   reinvestment of distributions              43,801            828,706
                                     ---------------    ---------------
Total issued                                 914,375         15,988,974
                                     ---------------    ---------------
Shares redeemed                          (1,831,783)       (31,967,958)
Automatic conversion of shares             (644,409)       (11,257,665)
                                     ---------------    ---------------
Total redeemed                           (2,476,192)       (43,225,623)
                                     ---------------    ---------------
Net decrease                             (1,561,817)    $  (27,236,649)
                                     ===============    ===============



Class C Shares for the Year                                      Dollar
Ended January 31, 2006                        Shares             Amount

Shares sold                                  916,089    $    17,348,535
Shares issued to shareholders in
   reinvestment of distributions             878,282         15,734,085
                                     ---------------    ---------------
Total issued                               1,794,371         33,082,620
Shares redeemed                          (1,115,273)       (21,071,362)
                                     ---------------    ---------------
Net increase                                 679,098    $    12,011,258
                                     ===============    ===============



Class C Shares for the Year                                      Dollar
Ended January 31, 2005                        Shares             Amount

Shares sold                                  872,632    $    15,251,535
Shares issued to shareholders in
   reinvestment of distributions              30,489            567,095
                                     ---------------    ---------------
Total issued                                 903,121         15,818,630
Shares redeemed                          (1,102,141)       (19,169,507)
                                     ---------------    ---------------
Net decrease                               (199,020)    $   (3,350,877)
                                     ===============    ===============



Class I Shares for the Year                                      Dollar
Ended January 31, 2006                        Shares             Amount

Shares sold                                1,884,350    $    37,494,711
Shares issued to shareholders in
   reinvestment of distributions             908,270         17,412,018
                                     ---------------    ---------------
Total issued                               2,792,620         54,906,729
Shares redeemed                          (3,483,851)       (72,091,931)
                                     ---------------    ---------------
Net decrease                               (691,231)    $  (17,185,202)
                                     ===============    ===============



Class I Shares for the Year                                      Dollar
Ended January 31, 2005                        Shares             Amount

Shares sold                                2,510,494    $    46,408,243
Shares issued to shareholders in
   reinvestment of distributions              30,307            599,474
                                     ---------------    ---------------
Total issued                               2,540,801         47,007,717
Shares redeemed                          (1,299,827)       (24,035,713)
                                     ---------------    ---------------
Net increase                               1,240,974    $    22,972,004
                                     ===============    ===============



Class R Shares for the Year                                      Dollar
Ended January 31, 2006                        Shares             Amount

Shares sold                                  655,688    $    12,586,153
Shares issued to shareholders in
   reinvestment of distributions             152,153          2,754,611
                                     ---------------    ---------------
Total issued                                 807,841         15,340,764
Shares redeemed                            (245,269)        (4,687,796)
                                     ---------------    ---------------
Net increase                                 562,572    $    10,652,968
                                     ===============    ===============



Class R Shares for the Year                                      Dollar
Ended January 31, 2005                        Shares             Amount

Shares sold                                  467,520    $     8,314,504
Shares issued to shareholders in
   reinvestment of distributions               2,208             41,754
                                     ---------------    ---------------
Total issued                                 469,728          8,356,258
Shares redeemed                            (104,176)        (1,864,333)
                                     ---------------    ---------------
Net increase                                 365,552    $     6,491,925
                                     ===============    ===============


5. Short-Term Borrowings:
The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the year ended January 31, 2006. On November 23, 2005 the credit agreement was renewed for one year under substantially the same terms.



MERRILL LYNCH MID CAP VALUE OPPORTUNITIES FUND                 JANUARY 31, 2006



Notes to Financial Statements (concluded)


6. Distributions to Shareholders:
The tax character of distributions paid during the fiscal years ended January 31, 2006 and January 31, 2005 was as follows:


                                           1/31/2006          1/31/2005
Distributions paid from:
   Ordinary income                   $    27,413,834    $            --
   Net long-term capital gains            51,656,518          2,975,562
                                     ---------------    ---------------
Total taxable distributions          $    79,070,352    $     2,975,562
                                     ===============    ===============



As of January 31, 2006, the components of accumulated earnings on a tax basis were as follows:


Undistributed ordinary income--net                      $     9,297,641
Undistributed long-term capital gains--net                    8,004,142
                                                        ---------------
Total undistributed earnings--net                            17,301,783
Capital loss carryforward                                            --
Unrealized gains--net                                       72,802,801*
                                                        ---------------
Total accumulated earnings--net                         $    90,104,584
                                                        ===============

 * The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales.



MERRILL LYNCH MID CAP VALUE OPPORTUNITIES FUND                 JANUARY 31, 2006



Report of Independent Registered Public Accounting Firm


To the Shareholders and Board of Directors of The Asset Program, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Mid Cap Value Opportunities Fund of The Asset Program, Inc. (the "Program") as of
January 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Program's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Program is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Program's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of January 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch Mid Cap Value Opportunities Fund of The Asset Program, Inc. as of January 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey

March 22, 2006



Important Tax Information (unaudited)


The following information is provided with respect to the ordinary income distributions paid by Merrill Lynch Mid Cap Value Opportunities Fund of The Asset Program, Inc. during the fiscal year ended January 31, 2006:

                                                          Record Date:      July 21, 2005      December 14, 2005
                                                         Payable Date:      July 27, 2005      December 20, 2005
Qualified Dividend Income for Individuals                                            100%               20.26%*
Dividends Qualifying for the Dividends Received Deduction for Corporations           100%               14.59%*
Short-Term Capital Gain Dividends for Non-U.S. Residents                               --                 100%**

 * The Fund hereby designates the percentage indicated above or the maximum amount allowable by law.

** Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S.
   withholding tax for nonresident aliens and foreign corporations.


Additionally, the Fund distributed long-term capital gains of $.430828 per share to shareholders of record on July 21, 2005 and $2.093666 per share to shareholders of record on December 14, 2005.



MERRILL LYNCH MID CAP VALUE OPPORTUNITIES FUND                 JANUARY 31, 2006


Officers and Directors
                                                                                               Number of
                                                                                               Portfolios in  Other Public
                        Position(s)  Length of                                                 Fund Complex   Directorships
                        Held with    Time                                                      Overseen by    Held by
Name, Address & Age     Fund         Served   Principal Occupation(s) During Past 5 Years      Director       Director
Interested Director


Robert C. Doll, Jr.*    President    2005 to  President of the MLIM/FAM-advised funds since    131 Funds      None
P.O. Box 9011           and          present  2005; President of MLIM and FAM since 2001;      177 Portfolios
Princeton,              Director              Co-Head (Americas Region) thereof from 2000
NJ 08543-9011                                 to 2001 and Senior Vice President from 1999
Age: 51                                       to 2001; President and Director of Princeton
                                              Services, Inc. ("Princeton Services") since 2001;
                                              President of Princeton Administrators, L.P.
                                              ("Princeton Administrators") since 2001; Chief
                                              Investment Officer of OppenheimerFunds, Inc. in
                                              1999 and Executive Vice President thereof from
                                              1991 to 1999.



* Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr.Doll is an "interested person," as defined in the Investment Company Act, of the Fund based on his positions with MLIM, FAM, Princeton Services and Princeton
  Administrators. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Doll serves at the pleasure of the Board of Directors.


MERRILL LYNCH MID CAP VALUE OPPORTUNITIES FUND                 JANUARY 31, 2006


Officers and Directors (continued)
                                                                                               Number of
                                                                                               Portfolios in  Other Public
                        Position(s)  Length of                                                 Fund Complex   Directorships
                        Held with    Time                                                      Overseen by    Held by
Name, Address & Age     Fund         Served   Principal Occupation(s) During Past 5 Years      Director       Director
Independent Directors*


James H. Bodurtha**     Director     2002 to  Director, The China Business Group, Inc. since   39 Funds       None
P.O. Box 9095                        present  1996 and Executive Vice President thereof from   59 Portfolios
Princeton,                                    1996 to 2003; Chairman of the Board, Berkshire
NJ 08543-9095                                 Holding Corporation since 1980; Partner, Squire,
Age: 61                                       Sanders & Dempsey from 1980 to 1993.


Kenneth A. Froot        Director     2005 to  Professor, Harvard University since 1992;        39 Funds       None
P.O. Box 9095                        present  Professor, Massachusetts Institute of            59 Portfolios
Princeton,                                    Technology from 1986 to 1992.
NJ 08543-9095
Age: 48


Joe Grills**            Director     1994 to  Member of the Committee of Investment of         39 Funds       Kimco Realty
P.O. Box 9095                        present  Employee Benefit Assets of the Association of    59 Portfolios  Corporation
Princeton,                                    Financial Professionals ("CIEBA") since 1986;
NJ 08543-9095                                 Member of CIEBA's Executive Committee since
Age: 70                                       1988 and its Chairman from 1991 to 1992;
                                              Assistant Treasurer of International Business
                                              Machines Corporation ("IBM") and Chief
                                              Investment Officer of IBM Retirement Funds
                                              from 1986 to 1993; Member of the Investment
                                              Advisory Committee of the State of New York
                                              Common Retirement Fund since 1989; Member
                                              of the Investment Advisory Committee of the
                                              Howard Hughes Medical Institute from 1997 to
                                              2000; Director, Duke University Management
                                              Company from 1992 to 2004, Vice Chairman
                                              thereof from 1998 to 2004, and Director Emeritus
                                              thereof since 2004; Director, LaSalle Street Fund
                                              from 1995 to 2001; Director, Kimco Realty
                                              Corporation since 1997; Member of the Investment
                                              Advisory Committee of the Virginia Retirement
                                              System since 1998, Vice Chairman thereof from
                                              2002 to 2005, and Chairman thereof since 2005;
                                              Director, Montpelier Foundation since 1998 and
                                              its Vice Chairman since 2000; Member of the
                                              Investment Committee of the Woodberry Forest
                                              School since 2000; Member of the Investment
                                              Committee of the National Trust for Historic
                                              Preservation since 2000.


MERRILL LYNCH MID CAP VALUE OPPORTUNITIES FUND                 JANUARY 31, 2006


Officers and Directors (continued)
                                                                                               Number of
                                                                                               Portfolios in  Other Public
                        Position(s)  Length of                                                 Fund Complex   Directorships
                        Held with    Time                                                      Overseen by    Held by
Name, Address & Age     Fund         Served   Principal Occupation(s) During Past 5 Years      Director       Director
Independent Directors* (concluded)


Herbert I. London       Director     2002 to  Professor Emeritus, New York University since    39 Funds       None
P.O. Box 9095                        present  2005; John M. Olin Professor of Humanities,      59 Portfolios
Princeton,                                    New York University from 1993 to 2005; and
NJ 08543-9095                                 Professor thereof from 1980 to 2005; President,
Age: 66                                       Hudson Institute since 1997 and Trustee thereof
                                              since 1980; Dean, Gallatin Division of New York
                                              University from 1976 to 1993; Distinguished
                                              Fellow, Herman Kahn Chair, Hudson Institute
                                              from 1984 to 1985; Director, Damon Corp. from
                                              1991 to 1995; Overseer, Center for Naval Analyses
                                              from 1983 to 1993.


Roberta Cooper Ramo     Director     2002 to  Shareholder, Modrall, Sperling, Roehl, Harris &  39 Funds       None
P.O. Box 9095                        present  Sisk, P.A. since 1993; President, American Bar   59 Portfolios
Princeton,                                    Association from 1995 to 1996 and Member of
NJ 08543-9095                                 the Board of Governors thereof from 1994 to
Age: 63                                       1997; Shareholder, Poole, Kelly and Ramo,
                                              Attorneys at Law P.C. from 1977 to 1993; Director
                                              of ECMC Group (service provider to students,
                                              schools and lenders) since 2001; Director, United
                                              New Mexico Bank (now Wells Fargo) from 1983 to
                                              1988; Director, First National Bank of New Mexico
                                              (now Wells Fargo) from 1975 to 1976; Vice
                                              President, American Law Institute since 2004.


Robert S. Salomon, Jr.  Director     1996 to  Principal of STI Management (investment          39 Funds       None
P.O. Box 9095                        present  adviser) since 1994; Chairman and CEO of         59 Portfolios
Princeton,                                    Salomon Brothers Asset Management Inc. from
NJ 08543-9095                                 1992 to 1995; Chairman of Salomon Brothers
Age: 69                                       Equity Mutual Funds from 1992 to 1995; regular
                                              columnist with Forbes Magazine from 1992 to
                                              2002; Director of Stock Research and U.S. Equity
                                              Strategist at Salomon Brothers Inc. from 1975 to
                                              1991; Trustee, Commonfund from 1980 to 2001.


 * Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

** Co-Chairman of the Board of Directors and the Audit Committee.


MERRILL LYNCH MID CAP VALUE OPPORTUNITIES FUND                 JANUARY 31, 2006


Officers and Directors (concluded)
                        Position(s)  Length of
                        Held with    Time
Name, Address & Age     Fund         Served   Principal Occupation(s) During Past 5 Years
Fund Officers*


Donald C. Burke         Vice         1994 to  First Vice President of MLIM and FAM since 1997 and Treasurer thereof since 1999;
P.O. Box 9011           President    present  Senior Vice President and Treasurer of Princeton Services since 1999 and Director
Princeton,              and          and      since 2004; Vice President of FAM Distributors, Inc. ("FAMD") since 1999 and
NJ 08543-9011           Treasurer    1999 to  Director since 2004; Vice President of MLIM and FAM from 1990 to 1997; Director of
Age: 45                              present  Taxation of MLIM from 1990 to 2001; Vice President, Treasurer and Secretary of the
                                              IQ Funds since 2004.


Robin Elise Baum        Vice         2000 to  Managing Director of MLIM since 2000; First Vice President of MLIM from 1999
P.O. Box 9011           President    present  to 2000; Director of MLIM from 1997 to 1999; Vice President of MLIM from 1995
Princeton,                                    to 1997.
NJ 08543-9011
Age: 45


Jeffrey Hiller          Chief        2004 to  Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President and
P.O. Box 9011           Compliance   present  Chief Compliance Officer of MLIM (Americas Region) since 2004; Chief Compliance
Princeton,              Officer               Officer of the IQ Funds since 2004; Global Director of Compliance at Morgan Stanley
NJ 08543-9011                                 Investment Management from 2002 to 2004; Managing Director and Global Director
Age: 54                                       of Compliance at Citigroup Asset Management from 2000 to 2002; Chief Compliance
                                              Officer at Soros Fund Management in 2000; Chief Compliance Officer at Prudential
                                              Financial from 1995 to 2000; Senior Counsel in the Commission's Division of
                                              Enforcement in Washington, D.C. from 1990 to 1995.


Alice A. Pellegrino     Secretary    2004 to  Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from 1999 to
P.O. Box 9011                        present  2002; Attorney associated with MLIM since 1997; Secretary of MLIM, FAM, FAMD
Princeton,                                    and Princeton Services since 2004.
NJ 08543-9011
Age: 45


 * Officers of the Fund serve at the pleasure of the Board of Directors.


Further information about the Fund's Officers and Directors is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-637-3863.


Custodian
The Bank of New York
100 Church Street
New York, NY 10286


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863


Effective January 1, 2006, Stephen B. Swensrud retired as Director of Merrill Lynch Mid Cap Value Opportunities Fund of The Asset Program, Inc. The Fund's Board of Directors wishes Mr. Swensrud well in his retirement.


MERRILL LYNCH MID CAP VALUE OPPORTUNITIES FUND                 JANUARY 31, 2006


Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


MERRILL LYNCH MID CAP VALUE OPPORTUNITIES FUND                 JANUARY 31, 2006


Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and
           (ii) each audit committee financial expert is independent: (1) Joe Grills, (2) Robert S. Salomon, Jr., and (3) Stephen B. Swensrud (retired as of December 31, 2005).

Item 4 -   Principal Accountant Fees and Services

           (a) Audit Fees -      Fiscal Year Ending January 31, 2006 - $29,000
                                 Fiscal Year Ending January 31, 2005 - $28,000

           (b) Audit-Related Fees -
                                 Fiscal Year Ending January 31, 2006 - $0
                                 Fiscal Year Ending January 31, 2005 - $0

           (c) Tax Fees -        Fiscal Year Ending January 31, 2006 - $6,000
                                 Fiscal Year Ending January 31, 2005 - $5,700

           The nature of the services include tax compliance, tax advice and tax planning.

           (d) All Other Fees -  Fiscal Year Ending January 31, 2006 - $0
                                 Fiscal Year Ending January 31, 2005 - $0

           (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

           (e)(2) 0%

           (f) Not Applicable

           (g) Fiscal Year Ending January 31, 2006 - $5,477,788
               Fiscal Year Ending January 31, 2005 - $11,220,181

           (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

           Regulation S-X Rule 2-01(c)(7)(ii) - $1,227,000, 0%

Item 5 -   Audit Committee of Listed Registrants - Not Applicable

Item 6 -   Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 -  Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act
           (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Merrill Lynch Mid Cap Value Opportunities Fund of The Asset Program, Inc.


By:     /s/ Robert C. Doll, Jr.
       --------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Merrill Lynch Mid Cap Value Opportunities Fund of
       The Asset Program, Inc.


Date: March 20, 2006


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:     /s/ Robert C. Doll, Jr.
       --------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Merrill Lynch Mid Cap Value Opportunities Fund of
       The Asset Program, Inc.


Date: March 20, 2006


By:     /s/ Donald C. Burke
       --------------------------
       Donald C. Burke,
       Chief Financial Officer of
       Merrill Lynch Mid Cap Value Opportunities Fund of
       The Asset Program, Inc.


Date: March 20, 2006